                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  7
Portfolio Highlights.............................  8
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 13
Statement of Operations.......................... 14
Statement of Changes in Net Assets............... 15
Financial Highlights............................. 16
Notes to Financial Statements.................... 18
Report of Independent Accountants................ 21
Dividend Reinvestment Plan....................... 22

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

November 19, 1999

Dear Shareholder:
    As we approach the end of the century--and the millennium--it seems appropriate to take a look back at the progress we've made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen this century is the increasing importance of investing for many Americans.
    Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.
    Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Those that have stood the test of time include:

    - Investing for the long-term

    - Basing investment decisions on sound research

    - Building a diversified portfolio

    - Believing in the value of professional investment advice

    While no one can predict the future, at Van Kampen, we believe that these ideas will remain important tenets for investors well into the next century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we enter the new millennium.

Sincerely,


[SIG]
Richard F. Powers, III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.










Source: Investment Company Institute

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    Americans continued their spending spree over the past year, keeping the economy growing at a healthy pace. High levels of consumer confidence fueled this heavy retail activity, which pushed the personal savings rate to a record low as spending rates outpaced income growth. Although the U.S. economy experienced a slowdown during the second quarter of 1999, growth rebounded toward the end of the reporting period.

EMPLOYMENT SITUATION

    The strong job market helped support the strength of the economy. During the reporting period, the unemployment rate reached its lowest level in almost 30 years, and wages continued to climb. The wage pressures were balanced somewhat by productivity gains. However, these pressures ultimately pushed the cost of labor higher in the second quarter, as the employment cost index recorded its biggest gain in eight years before returning to a more moderate level in the third quarter.

INFLATION AND INTEREST RATES

    Inflation remained tame throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report. The Federal Reserve Board remained active in guarding against inflation and tempering the economy during this environment. The Fed reversed its three interest rate cuts from the fall of 1998, raising rates in June, August, and November 1999 to keep the economy from overheating.

                          U.S. GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 Third Quarter 1997 through Third Quarter 1999
                                  [BAR GRAPH]

97Q3                                                          4.0
97Q4                                                          3.1
98Q1                                                          6.7
98Q2                                                          2.1
98Q3                                                          3.8
98Q4                                                          5.9
99Q1                                                          3.7
99Q2                                                          1.9
99Q3                                                          5.5

Source: Bureau of Economic Analysis

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1999

                 VAN KAMPEN FLORIDA MUNICIPAL OPPORTUNITY TRUST
                           (AMEX TICKER SYMBOL--VOF)

 COMMON SHARE TOTAL RETURNS
One-year total return based on market price(1)............   (15.61%)
One-year total return based on NAV(2).....................    (7.72%)
 DISTRIBUTION RATES
Distribution rate as a % of closing common stock
price(3)..................................................     6.37%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................     9.95%
 SHARE VALUATIONS
Net asset value...........................................    $13.33
Closing common stock price................................  $11.5000
One-year high common stock price (12/10/98)...............  $15.1250
One-year low common stock price (10/28/99)................   $11.500
Preferred share rate(5)...................................    3.150%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5)See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                          PORTFOLIO MANAGEMENT REVIEW

                 VAN KAMPEN FLORIDA MUNICIPAL OPPORTUNITY TRUST

We recently spoke with representatives of the adviser of the Van Kampen Florida Municipal Opportunity Trust about the key events and economic forces that shaped the markets during the past year. Thomas M. Byron, portfolio manager, has managed the Trust since January 1997 and worked in the investment industry since 1981. He is joined by Peter W. Hegel, chief investment officer for fixed-income investments. The following discussion reflects their views on the Trust's performance during the 12 months ended October 31, 1999.

   Q  WHAT HAPPENED IN THE MUNICIPAL MARKET DURING THE REPORTING PERIOD?

   A Bonds of all types experienced price declines during the past 12 months as interest rates rose, especially toward the end of the reporting period. In addition to the negative effects of the Federal Reserve Board's two interest-rate increases during the summer, the bond market declined as the nation's strong economic growth continued to spark inflation fears, leading to concern about future rate hikes. Because of low institutional demand for municipal bonds during the period, these conditions affected municipals more than their taxable counterparts--corporate and Treasury bonds. The yields of newly issued 30-year AAA municipal bonds rose more than a full percentage point during the 12-month period, so the prices of existing bonds dropped concurrently. The bonds in the Trust's portfolio were not spared by this market movement and suffered price declines along with the rest of the municipal market.
    The interest-rate increases also suppressed municipal bond supply, bringing overall nationwide issuance down more than 20 percent in the first ten months of the year compared with 1998. Supply was down in almost every sector, with electric-utility and health-care bonds experiencing the most significant drops. Although new issuance kept pace with last year's active market, the amount of bonds issued through refinancing was down more than 50 percent for the year through October. Many municipalities simply chose not to refinance outstanding bonds because of the higher interest rates they would have to pay in the current marketplace.

   Q  DID MUNICIPAL BONDS BENEFIT FROM THE STRONG ECONOMY?

   A Yes. The effects of the healthy economy were reflected in the good credit conditions in the municipal market, even though prices suffered. With the exception of the health-care sector, overall credit quality remained high, and we witnessed a number of credit upgrades as tax revenues kept municipal finances strong.

   Q COULD YOU DESCRIBE FLORIDA'S ECONOMIC AND MUNICIPAL MARKET ENVIRONMENT DURING THE YEAR?

   A Florida's economy remained strong, as the state decreased its reliance on agriculture and tourism and increased the role of trade and services. In addition, the state remained fiscally sound and continued to experience budget surpluses, even after a $1 billion tax cut that included reducing the state's intangibles tax. The strong state economy led to good performance in many revenue-based sectors of the municipal market, including airports, transportation, education, and utilities.

   Q  WHAT TECHNIQUES DID YOU USE TO MANAGE THE TRUST IN THESE CONDITIONS?

   A We took advantage of the general market price declines to enhance the current income potential and tax management of the Trust. We sold some of our holdings that were prerefunded or were nearing their call dates, as well as some securities purchased at below-market interest rates, at a capital loss to offset some of the gains we had earned early in 1999. This allowed us to avoid the need to distribute taxable capital gains to shareholders this year. These bonds were replaced with longer-maturity, higher-yielding issues, increasing the Trust's income stream. The new bonds also had better protection against bond calls.
    We used a related strategy by increasing the portfolio's duration, or sensitivity to interest-rate changes. We sold the bonds that were about to be called or refunded and purchased longer-duration securities, including bonds with 20- to 30-year maturities. We feel that the longer duration will benefit the Trust in a declining interest-rate environment by allowing it to participate more fully in a market rally. In the short term, however, the longer duration negatively affected the Trust's total return as interest rates climbed.

   Q  WHAT AREAS OF THE MUNICIPAL MARKET WERE MOST ATTRACTIVE TO YOU?

   A As we sought to find the most attractive-yielding securities that met our purchasing criteria, we focused on lower-rated investment-grade bonds. We sold some of the bonds that had been prerefunded and were therefore rated
AAA because they were backed by Treasury securities until they could be called from the portfolio. This reduced our allocation of AAA bonds. When it was attractive to do so, we replaced these holdings with lower-rated bonds, which generally provided better yields and enhanced the Trust's income stream. This strategy also helped support the Trust's total return because the income from these higher-yielding bonds provided some level of cushion as bond prices declined toward the end of the reporting period.
    In addition, we found value in the transportation sector, where issuers such as the Florida Port Authority offered attractive bonds at good yields. At the end of October, transportation represented one of the Trust's largest sectors at
8.9 percent of long-term investments. To focus more on sectors such as transportation, we reduced our position in health care. Although many health-care bonds remain attractive, the challenges imposed by managed care and changing Medicare reimbursement policies have led us to focus on other areas of the market in recent months. Reducing health care benefited the Trust's total return because this sector underperformed the rest of the market during the year. For additional portfolio highlights, please refer to page 8.

   Q  HOW DID THE TRUST PERFORM DURING THE PERIOD?

   A Total return performance was disappointing because of the general downturn in bond prices and the Trust's increased duration. In addition, the Trust's leverage component hurt its performance during the period.
Although leverage helps the Trust provide higher income levels to common shareholders, it made the portfolio more sensitive to the interest-rate increases during the reporting period. For the one-year period ended October 31, 1999, the Trust returned -15.61 percent(1) based on market price. This reflects a decrease in market price from $14.375 per share on October 31, 1998, to $11.50 per share on October 31, 1999.
    On the positive side, the dividend remained unchanged during the past 12 months. The monthly tax-exempt dividend of $0.061 per share translates to a distribution rate of 6.37 percent based on the Trust's closing market price on October 31, 1999. Because the Trust is exempt from federal income taxes, this distribution rate is equivalent to a taxable yield of 9.95 percent for an investor in the 36 percent federal income tax bracket. Please refer to the chart and footnotes on page 3 for additional performance results. Past performance does not guarantee future performance.

   Q  WHAT DO YOU SEE AHEAD FOR THE ECONOMY AND THE MUNICIPAL MARKET?

   A In the coming months, we will probably see a slowing economy, which may be partly the result of year 2000 concerns. Wage increases will likely keep inflation fears at the forefront, although increasing productivity should be able to offset higher wage costs for employers.

    Preparations for the turn of the millennium may also limit new issuance and general market activity at the end of the year. Many municipal issuers are planning to postpone issuing bonds until they feel certain that any potential computer problems have been avoided, but we believe that market activity should pick up early in 2000. In the meantime, we will continue to focus on finding attractive-yielding bonds and protecting the Trust from bond calls as much as possible. We will also use our extensive research capabilities to look for attractive opportunities throughout the coming months.


[SIG]
Thomas M. Byron

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates (i.e. a 5-year duration means the bond will fall about 5 percent in value if interest rates rise by 1 percent). The longer a bond's duration, the greater the effect of interest rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

ZERO COUPON BONDS: A corporate or municipal bond that is traded at a deep discount to face value and pays no interest. It is redeemed at maturity for full face value.

                              PORTFOLIO HIGHLIGHTS

                 VAN KAMPEN FLORIDA MUNICIPAL OPPORTUNITY TRUST
 TOP FIVE PORTFOLIO INDUSTRIES*
                                  [BAR GRAPH]

                                                                      OCTOBER 31, 1999                   OCTOBER 31, 1998
                                                                      ----------------                   ----------------
Health Care                                                                26.20                              23.40
Public Education                                                           21.60                              20.80
Transportation                                                              8.90                              11.10
Industrial Revenue                                                          8.60                               7.80
Water & Sewer                                                               7.00                               6.40

* As a percentage of long-term investments

 NET ASSET VALUE AND MARKET PRICE
 (BASED UPON MONTH-END VALUES)
JULY 1993 THROUGH OCTOBER 1999
                                  [LINE GRAPH]

                                                                        MARKET PRICE                     NET ASSET VALUE
                                                                        ------------                     ---------------
Jul 1993                                                                  15.0000                            14.8400
                                                                          15.0200                            15.0200
                                                                          14.3750                            15.2200
Oct 1993                                                                  14.8750                            14.8800
                                                                          14.1250                            14.5200
                                                                          13.6250                            15.0800
                                                                          14.7500                            15.3500
                                                                          14.5000                            14.1900
                                                                          13.5000                            12.6300
                                                                          12.6250                            12.7000
                                                                          11.7500                            12.8600
                                                                          12.5000                            12.5800
                                                                          12.1250                            12.9100
                                                                          11.5000                            12.8400
                                                                          10.5000                            12.2800
Oct 1994                                                                   9.7500                            11.7400
                                                                          10.2500                            11.2300
                                                                           9.8750                            11.8700
                                                                          10.8750                            12.5300
                                                                          11.3750                            13.1800
                                                                          11.2500                            13.1800
                                                                          11.2500                            13.0900
                                                                          11.7500                            13.8500
                                                                          11.5000                            13.3800
                                                                          11.8750                            13.4000
                                                                          11.8750                            13.5800
                                                                          11.6250                            13.6800
Oct 1995                                                                  12.0000                            14.0200
                                                                          12.1250                            14.4400
                                                                          12.0000                            14.6200
                                                                          12.6250                            14.6700
                                                                          12.7500                            14.3700
                                                                          12.5000                            13.8100
                                                                          12.3750                            13.6400
                                                                          11.8750                            13.5500
                                                                          12.2500                            13.6700
                                                                          12.3750                            13.8300
                                                                          12.5000                            13.7200
                                                                          12.3750                            13.9500
Oct 1996                                                                  12.6250                            14.0800
                                                                          12.8750                            14.4000
                                                                          12.6250                            14.1700
                                                                          12.7500                            14.0700
                                                                          12.6250                            14.1900
                                                                          12.6250                            13.7800
                                                                          12.3750                            13.8600
                                                                          12.7500                            14.0900
                                                                          13.0000                            14.2400
                                                                          13.6250                            14.8300
                                                                          13.5000                            14.4800
                                                                          13.2500                            14.6800
Oct 1997                                                                  13.1250                            14.7600
                                                                          13.5000                            14.7700
                                                                          13.7500                            15.0300
                                                                          14.4375                            15.1600
                                                                          14.0625                            15.0700
                                                                          13.8750                            15.0000
                                                                          13.6875                            14.7300
                                                                          13.3750                            14.9500
                                                                          13.7500                            14.9600
                                                                          13.9375                            14.9300
                                                                          14.1875                            15.1700
                                                                          14.3125                            15.3300
Oct 1998                                                                  14.3750                            15.1900
                                                                          14.8125                            15.1800
                                                                          14.9375                            15.1200
                                                                          14.2500                            15.2900
                                                                          14.2500                            15.1000
                                                                          14.4375                            14.9400
                                                                          13.8125                            14.9600
                                                                          13.8125                            14.7200
                                                                          13.1250                            14.2600
                                                                          13.1250                            14.2300
                                                                          12.6870                            13.8800
                                                                          12.1250                            13.7100
Oct 1999                                                                  11.5000                            13.3300

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                 VAN KAMPEN FLORIDA MUNICIPAL OPPORTUNITY TRUST

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF OCTOBER 31, 1999
[PIE CHART]

                                              AAA/AAA                 AA/AA                   A/A                  BBB/BAA
                                              -------                 -----                   ---                  -------
As of October 31, 1999                         81.10                   4.90                   3.80                  10.20

AS OF OCTOBER 31, 1998
[PIE CHART]

                                              AAA/AAA                 AA/AA                   A/A                  BBB/BAA
                                              -------                 -----                   ---                  -------
As of October 31, 1998                         84.00                   4.50                   1.30                  10.20

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

 DIVIDEND HISTORY

FOR THE PERIOD ENDED OCTOBER 31, 1999

[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
Nov 1998                                                                         0.061
Dec 1998                                                                         0.061
Jan 1999                                                                         0.061
Feb 1999                                                                         0.061
Mar 1999                                                                         0.061
Apr 1999                                                                         0.061
May 1999                                                                         0.061
Jun 1999                                                                         0.061
Jul 1999                                                                         0.061
Aug 1999                                                                         0.061
Sep 1999                                                                         0.061
Oct 1999                                                                         0.061

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         MUNICIPAL BONDS  95.9%
         FLORIDA  91.8%
$1,000   Altamonte Springs, FL Hlth Fac Auth
         Hosp Rev Adventist Hlth Sunbelt Ser B
         (AMBAC Insd)...........................  5.375%      11/15/23    $   922,730
 1,000   Bay Cnty, FL Sch Brd Ctfs Partn
         (Prerefunded @ 07/01/04) (AMBAC
         Insd)..................................  6.750       07/01/12      1,104,890
 1,750   Broward Cnty, FL Edl Fac Auth Rev Nova
         Southeastn Univ Proj (Connie Lee Insd)
         (b)....................................  5.875       04/01/07      1,830,710
   545   Clay Cnty, FL Hsg Fin Auth Rev Single
         Family Mtg (GNMA Collateralized).......  6.500       09/01/21        558,331
 1,750   Dade Cnty, FL Sch Brd Ctfs Partn Ser A
         (Prerefunded @ 05/01/04) (MBIA Insd)...  5.750       05/01/08      1,844,220
 1,000   Escambia Cnty, FL Hlth Facs Auth Rev
         Ascension Hlth Credit Ser A2 (AMBAC
         Insd) (a)..............................  5.750       11/15/29        966,030
 1,000   Escambia Cnty, FL Pollutn Ctl Rev
         Champion Intl Corp Proj................  6.900       08/01/22      1,044,750
   300   Florida Hsg Fin Agy Homeowner Mtg Ser 2
         (MBIA Insd)............................  5.900       07/01/29        289,875
   695   Florida Hsg Fin Agy Homeowner Mtg Ser 3
         (FHA Gtd)..............................  6.350       07/01/28        706,996
   235   Florida Hsg Fin Agy Hsg Brittany
         Rosemont Ser G1 (AMBAC Insd)...........  6.150       07/01/25        235,724
   350   Florida Hsg Fin Agy Hsg Brittany
         Rosemont Ser G1 (AMBAC Insd)...........  6.250       07/01/35        353,304
   800   Florida Ports Fin Comm Rev St Trans
         Trust Fund (MBIA Insd).................  5.375       06/01/27        729,432
 1,000   Florida Ports Fin Comm Rev St Trans
         Trust Fund Intermodal Pgm (FGIC Insd)
         (a)....................................  5.375       10/01/15        950,680
   350   Florida St Brd of Edl Cap Outlay Pub
         Edl Ser A Rfdg (FGIC Insd).............  4.500       06/01/23        281,732
 1,000   Florida St Brd of Edl Cap Outlay Pub
         Edl Ser C (FGIC Insd)..................  5.750       06/01/29        977,010
   300   Florida St Brd of Regts Univ Sys Impt
         Rev (MBIA Insd)........................  5.625       07/01/19        293,001
   500   Florida St Brd of Regts Univ Sys Impt
         Rev (AMBAC Insd).......................  4.500       07/01/23        403,375

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         FLORIDA (CONTINUED)
$  500   Gainesville, FL Utils Sys Rev..........  8.125%      10/01/14    $   576,915
 2,000   Hillsborough Cnty, FL Cap Impt Pgm Rev
         Criminal Justice Fac Rfdg (FGIC Insd)
         (b)....................................  5.250       08/01/16      1,873,760
 1,300   Hillsborough Cnty, FL Hosp Auth Hosp
         Rev Tampa Genl Hosp Proj Rfdg (FSA
         Insd)..................................  6.375       10/01/13      1,375,114
 1,000   Hillsborough Cnty, FL Indl Dev Auth
         Indl Dev Rev Hlth Facs Proj Univ Comnty
         Hosp Ser A.............................  5.625       08/15/23        880,960
 1,750   Hillsborough Cnty, FL Indl Dev Auth
         Indl Dev Rev Univ Cmnty Hosp (MBIA
         Insd)..................................  5.750       08/15/14      1,752,257
 1,000   Hillsborough Cnty, FL Indl Dev Auth
         Pollutn Ctl Rev Tampa Elec Co Proj Ser
         92 Rfdg................................  8.000       05/01/22      1,095,210
 1,750   Hillsborough Cnty, FL Indl Dev Auth Rev
         Allegany Hlth Sys J Knox Vlge
         (Prerefunded @ 12/01/03) (MBIA Insd)...  6.000       12/01/06      1,839,425
 1,740   Hillsborough Cnty, FL Sch Brd Ctfs
         Partn (Prerefunded @ 07/01/04) (MBIA
         Insd)..................................  6.000       07/01/12      1,865,193
 1,000   Jacksonville, FL Hosp Rev Univ Med Cent
         Inc Proj (Connie Lee Insd).............  6.500       02/01/11      1,053,370
 1,000   Lee Cnty, FL Indl Dev Auth Hlthcare Fac
         Rev Shell Point Vlg Proj Ser A.........  5.500       11/15/29        832,770
 1,000   Marion Cnty, FL Hosp Dist Rev Rfdg &
         Impt Hlth Sys Munroe Reg...............  5.500       10/01/29        880,070
 1,000   Martin Cnty, FL Indl Dev Auth Indl Dev
         Rev Indiantown Cogeneration Proj Ser A
         Rfdg...................................  7.875       12/15/25      1,018,520
 1,000   Miami Dade Cnty, FL Spl Oblig Ser B
         (MBIA Insd)............................  *           10/01/33        120,750
 1,000   Miami Dade Cnty, FL Spl Oblig Sub Ser B
         (MBIA Insd)............................  *           10/01/31        137,040
 1,000   Okeechobee, FL Wtr & Swr Rev Ser A
         (Prerefunded @ 01/01/03) (MBIA Insd)...  6.500       01/01/17      1,077,500
   775   Orange Cnty, FL Hsg Fin Auth Single
         Family Mtg Rev (GNMA Collateralized)...  6.550       10/01/21        794,592
 1,000   Palm Beach Cnty, FL Sch Brd Ctfs Partn
         Ser A (Prerefunded @ 08/01/04) (AMBAC
         Insd)..................................  6.000       08/01/06      1,066,500
 1,200   Polk Cnty, FL Sch Brd Ctfs Partn (FSA
         Insd)..................................  5.000       01/01/14      1,114,020

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         FLORIDA (CONTINUED)
$  635   Saint Petersburg, FL Excise Tax Rev
         (FGIC Insd)............................  5.000%      10/01/16    $   574,002
   365   Saint Petersburg, FL Excise Tax Rev
         (Escrowed to Maturity) (FGIC Insd).....  5.000       10/01/16        336,917
   455   Titusville, FL Wtr & Swr Rev (MBIA
         Insd)..................................  5.800       10/01/08        485,749
 1,000   Village Cent Cmnty Dev Dist FL Util Rev
         (FGIC Insd)............................  6.000       11/01/18      1,023,190
                                                                          -----------
                                                                           35,266,614
                                                                          -----------
         PUERTO RICO  4.1%
   500   Puerto Rico Comwlth Hwy & Tran Auth Hwy
         Rev Ser V Rfdg.........................  6.375       07/01/08        525,580
 1,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy
         Rev Ser Y Rfdg (FSA Insd)..............  6.250       07/01/21      1,058,200
                                                                          -----------
                                                                            1,583,780
                                                                          -----------
TOTAL LONG-TERM INVESTMENTS  95.9%
  (Cost $36,227,848)..................................................     36,850,394

SHORT-TERM INVESTMENTS  4.0%
  (Cost $1,550,000)...................................................      1,550,000
                                                                          -----------
TOTAL INVESTMENTS  99.9%
  (Cost $37,777,848)..................................................     38,400,394

OTHER ASSETS IN EXCESS OF LIABILITIES  0.1%...........................         43,263
                                                                          -----------
NET ASSETS  100.0%....................................................    $38,443,657
                                                                          ===========

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $37,777,848)........................    $38,400,394
Cash........................................................         23,661
Receivables:
  Investment Sold...........................................      1,567,202
  Interest..................................................        630,123
Other.......................................................          3,453
                                                                -----------
      Total Assets..........................................     40,624,833
                                                                -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      1,922,013
  Investment Advisory Fee...................................         21,310
  Affiliates................................................         16,031
  Income Distributions -- Common and Preferred Shares.......         11,108
  Administrative Fee........................................          6,557
Accrued Expenses............................................        104,657
Trustees' Deferred Compensation and Retirement Plans........         99,500
                                                                -----------
      Total Liabilities.....................................      2,181,176
                                                                -----------
NET ASSETS..................................................    $38,443,657
                                                                ===========
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 640 issued with liquidation preference of $25,000
  per share)................................................    $16,000,000
                                                                -----------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 1,683,270 shares issued and
  outstanding)..............................................         16,833
Paid in Surplus.............................................     24,681,474
Net Unrealized Appreciation.................................        622,546
Accumulated Undistributed Net Investment Income.............        163,498
Accumulated Net Realized Loss...............................     (3,040,694)
                                                                -----------
      Net Assets Applicable to Common Shares................     22,443,657
                                                                -----------
NET ASSETS..................................................    $38,443,657
                                                                ===========
NET ASSET VALUE PER COMMON SHARE ($22,443,657 divided
  by 1,683,270 shares outstanding)..........................    $     13.33
                                                                ===========

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 2,273,685
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        263,783
Administrative Fee..........................................         81,164
Preferred Share Maintenance.................................         46,043
Accounting Services.........................................         38,515
Trustees' Fees and Related Expenses.........................         18,202
Legal.......................................................          8,793
Custodian Fees..............................................          2,440
Other.......................................................         75,900
                                                                -----------
    Total Expenses..........................................        534,840
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 1,738,845
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $    30,515
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      3,793,444
  End of the Period.........................................        622,546
                                                                -----------
Net Unrealized Depreciation During the Period...............     (3,170,898)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS............................    $(3,140,383)
                                                                ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $(1,401,538)
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                      Year Ended         Year Ended
                                                   October 31, 1999   October 31, 1998
--------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................   $ 1,738,845        $ 1,732,248
Net Realized Gain.................................        30,515             50,305
Net Unrealized Appreciation/Depreciation During
  the Period......................................    (3,170,898)           703,238
                                                     -----------        -----------
Change in Net Assets from Operations..............    (1,401,538)         2,485,791
                                                     -----------        -----------
Distributions from Net Investment Income:
  Common Shares...................................    (1,232,076)        (1,232,067)
  Preferred Shares................................      (494,780)          (526,616)
                                                     -----------        -----------
Total Distributions...............................    (1,726,856)        (1,758,683)
                                                     -----------        -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................    (3,128,394)           727,108
NET ASSETS:
Beginning of the Period...........................    41,572,051         40,844,943
                                                     -----------        -----------
End of the Period (Including accumulated
  undistributed net investment income of $163,498
  and $151,509, respectively).....................   $38,443,657        $41,572,051
                                                     ===========        ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------


                                                           -----------------
                                                            1999      1998
----------------------------------------------------------------------------
Net Asset Value, Beginning of the Period (a).............  $15.192   $14.760
                                                           -------   -------
    Net Investment Income................................    1.033     1.029
    Net Realized and Unrealized Gain/Loss................   (1.866)     .448
                                                           -------   -------
  Total from Investment Operations.......................    (.833)    1.477
                                                           -------   -------
  Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders..........................     .732       732
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders.............................     .294      .313
                                                           -------   -------
Total Distributions......................................    1.026     1.045
                                                           -------   -------
Net Asset Value, End of the Period.......................  $13.333   $15.192
                                                           =======   =======
Market Price Per Share at End of the Period..............  $11.500   $14.375
Total Investment Return at Market Price (b)..............  (15.61%)   15.36%
Total Return at Net Asset Value (c)......................   (7.72%)    8.04%
Net Assets at End of the Period (In millions)............  $  38.4   $  41.6
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares(1, 2)....................................    2.18%     2.18%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares(2) (d).....................    5.06%     4.77%
Portfolio Turnover.......................................      42%       15%
* Non-Annualized
(1) Ratio of Expenses to Average Net Assets Including
    Preferred Shares.....................................    1.32%     1.33%
(2) If certain expenses had not been waived by the
    Adviser, total return would have been lower and the
    ratios would have been as follows:
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares..........................................      N/A       N/A
Ratio of Expenses to Average Net Assets Including
  Preferred Shares.......................................      N/A       N/A
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)........................      N/A       N/A

(a) Net Asset Value at July 30, 1993, is adjusted for common and preferred share offering costs of $.372 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based on NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

N/A = Not Applicable

--------------------------------------------------------------------------------

                                                 July 30, 1993
                                                 (Commencement
Year Ended October 31,                           of Investment
---------------------------------                Operations) to
       1997      1996      1995      1994       October 31, 1993
----------------------------------------------------------------
      $14.078   $14.024   $11.735   $14.888          $14.628
      -------   -------   -------   -------          -------
        1.041     1.078     1.163     1.050             .091
         .707      .023     2.226    (3.180)            .251
      -------   -------   -------   -------          -------
        1.748     1.101     3.389    (2.130)            .342
      -------   -------   -------   -------          -------
         .732      .732      .732      .787             .066
         .334      .315      .368      .236             .016
      -------   -------   -------   -------          -------
        1.066     1.047     1.100     1.023             .082
      -------   -------   -------   -------          -------
      $14.760   $14.078   $14.024   $11.735          $14.888
      =======   =======   =======   =======          =======
      $13.125   $12.625   $12.000   $ 9.750          $14.875
        9.96%    11.57%    31.16%   (30.20%)           (.40%)*
       10.33%     5.80%    26.30%   (16.27%)           (.36%)*
      $  40.8   $  39.7   $  39.6   $  35.8          $  41.0
        2.24%     1.83%     1.37%     1.49%            2.59%
        4.96%     5.46%     6.13%     6.06%            2.10%
           4%       16%       24%      101%               0%*
        1.34%     1.09%      .79%      .87%            2.16%
          N/A     2.40%     2.49%     2.50%              N/A
          N/A     1.43%     1.44%     1.46%              N/A
          N/A     4.89%     5.00%     5.05%              N/A

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Florida Municipal Opportunity Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income taxes and Florida State intangible taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Florida municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on July 30, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                October 31, 1999
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1999, the Trust had an accumulated capital loss carryforward for tax purposes of $3,040,694 which will expire between October 31, 2002 and October 31, 2005.

    At October 31, 1999, for federal income tax purposes the cost of long- and short-term investments is $37,777,848, the aggregate gross unrealized appreciation is $1,203,841 and the aggregate gross unrealized depreciation is $581,295, resulting in net unrealized appreciation on long- and short-term investments of $622,546.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 1999, the Trust recognized expenses of approximately $700, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

                                October 31, 1999
--------------------------------------------------------------------------------

    For the year ended October 31, 1999, the Trust recognized expenses of approximately $46,600 representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    At October 31, 1999, Van Kampen owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales, excluding short-term investments, were $17,019,402 and $20,525,015, respectively.

4. PREFERRED SHARES

Effective with the close of business on April 23, 1999, the liquidation preference on the Trust's preferred shares decreased from $50,000 to $25,000 per share. This decrease was effected by means of a 2 for 1 stock split that doubled the Trust's number of outstanding preferred shares. The total liquidation value for the Trust was unchanged.

    As of October 31, 1999, the Trust has outstanding 640 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every seven days through an auction process. The rate in effect on October 31, 1999 was 3.150%. During the year ended October 31, 1999, the rates ranged from 2.530% to 3.750%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen Florida Municipal Opportunity Trust:

    We have audited the accompanying statement of assets and liabilities of Van Kampen Florida Municipal Opportunity Trust (the "Trust"), including the portfolio of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Florida Municipal Opportunity Trust as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                           KPMG LLP
Chicago, Illinois
December 13, 1999

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE
If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS
Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                 VAN KAMPEN FLORIDA MUNICIPAL OPPORTUNITY TRUST

BOARD OF TRUSTEES
DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*
STEVEN MULLER
THEODORE A. MYERS
RICHARD F. POWERS, III* -- Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

     For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 1999. The Trust designated 100% of the income distributions as a tax-exempt income distribution. In January, 2000, the Trust will provide tax information to shareholders for the 1999 calendar year.

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999  All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

                          RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 16, 1999, where shareholders voted on the election of trustees and the selection of independent public accountants.

    1) With regard to the election of the following trustees by preferred shareholders of the Trust:

                                                       # OF SHARES
                                                   -------------------
                                                   IN FAVOR   WITHHELD
----------------------------------------------------------------------
Theodore A. Myers................................       584     -0-

    2) With regard to the election of the following trustees by common shareholders of the Trust:

                                                      # OF SHARES
                                                  --------------------
                                                  IN FAVOR    WITHHELD
----------------------------------------------------------------------
Don G. Powell*..................................  1,479,773    1,700
Hugo F. Sonnenschein............................  1,479,773    1,700

The other trustees of the Trust whose terms did not expire in 1999 are David C. Arch, Rod Dammeyer, Howard J Kerr, Dennis J. McDonnell, Steven Muller and Wayne
W. Whalen.

    3) With regard to the ratification of KPMG LLP as independent public accountants for the Trust, 1,471,151 shares voted in favor of the proposal, 2,370 shares voted against and 8,536 shares abstained.

* On August 9, 1999, Don G. Powell resigned and the Board of Trustees appointed Richard F. Powers, III.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Trust may invest that, in turn, may adversely affect the net asset value of the Trust. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.